UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 21, 2015

 MONOLITHIC POWER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

79 Great Oaks Boulevard, San Jose, CA 95119
(Address of principal executive offices) (Zip Code)

(408) 826-0600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 22, 2015, Monolithic Power Systems, Inc. (“MPS”) issued a press release regarding its financial results for the quarter ended March 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1.

The information under this Item 2.02 of this Current Report on Form 8-K and the exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the 1934 Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

A.	Director Voting Policy:

On April 21, 2015, the Board of Directors (the “Board”) of MPS adopted a Director Voting Policy for directors in uncontested elections (the “Director Voting Policy”). The Director Voting Policy provides that in any uncontested election of directors, if the number of votes “withheld” from any nominee for director exceeds the number of votes “for” that nominee, the nominee is required to tender his or her resignation from the Board promptly following certification of the election results. The Nominating and Corporate Governance Committee of the Board (the “Committee”) will promptly consider the tendered resignation and will recommend to the Board whether to accept or reject the resignation or to take other action, such as rejecting the tendered resignation and addressing the apparent underlying causes of the “withheld” votes. The Board will act on the Committee’s recommendation no later than 90 days following certification of the election results. MPS will promptly disclose the Board’s decision (and, if the Board rejects the resignation, the Board’s reasons for doing so).

The foregoing description of the Director Voting Policy does not purport to be complete and is qualified in its entirety by the full text of the policy, which is filed hereto as Exhibit 99.2 and incorporated herein by reference. A copy of the policy can also be found on MPS’s website at www.monolithicpower.com under “Investor Relations - Corporate Governance – Director Voting Policy.”

B.	Resolution with the Internal Revenue Service:

On April 22, 2015, MPS issued a press release announcing the resolution with the Internal Revenue Service related to MPS’s tax audit for the years 2005 through 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1

Press release issued on April 22, 2015, announcing the financial results for the quarter ended March 31, 2015 and the resolution with the Internal Revenue Service related to the tax audit for the years 2005 through 2007.

99.2	Monolithic Power Systems, Inc. Director Voting Policy, as adopted on April 21, 2015.

Index to Exhibits

Exhibit	Description

99.1

Press release issued on April 22, 2015, announcing the financial results for the quarter ended March 31, 2015 and the resolution with the Internal Revenue Service related to the tax audit for the years 2005 through 2007.

99.2	Monolithic Power Systems, Inc. Director Voting Policy, as adopted on April 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MONOLITHIC POWER SYSTEMS, INC.

Date: April 22, 2015	By:	/s/ Meera Rao
Meera Rao
Chief Financial Officer